UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Premier Multi-Series VIT

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Dear Allianz Life of NY Contract Owner:

We are sending you this notice in connection with the proposed liquidation of NFJ Dividend Value Portfolio (the “Portfolio”), a series of Premier Multi-Series VIT. As the owner of a variable annuity contract (a “Contract”) with Contract Value allocated to the Portfolio through a separate account (Allianz Life of NY Variable Account C) established by Allianz Life Insurance Company of New York (“Allianz Life® of NY”), you are entitled to instruct Allianz Life of NY how to vote the Portfolio shares related to your interest in those accounts as of the close of business on January 29, 2018. We are asking you to submit your voting instruction card (attached hereto with other informational materials) for this matter.

As explained in the enclosed proxy materials, the Board of Trustees of Premier Multi-Series VIT voted to approve a plan (the “Plan”) to liquidate and dissolve the Portfolio and to submit the Plan to shareholders for approval. To complete its liquidation according to the Plan, the Portfolio must obtain the consent of its shareholders. The Portfolio’s shareholders are the separate accounts established by Allianz Life of NY and other affiliated insurance companies for the purpose of investing variable annuity contract Values in the Portfolio. Under current law, contract owners with Contract Value allocated to the Portfolio have the right to instruct the insurance company how to vote their proportionate interest in the shares of the Portfolio owned by the insurance company separate accounts.

If approved by Portfolio shareholders, the Plan is expected to become effective at the close of business on or about April 20, 2018 or such other date as may be determined by the President of Premier Multi-Series VIT, at which time the liquidation will occur (the “Liquidation Date”). To assist you in providing your instructions, a voting instruction card is enclosed. In addition, you will also find enclosed a Notice of Special Meeting of Shareholders and a Proxy Statement, which describe in detail the matters to be voted on at the Special Meeting of Shareholders.

From the date of this notice through the Liquidation Date, you are permitted to transfer all or a portion of your Contract Value invested in any subaccount investing in the Portfolio into other available investment options available to you under your Contract, without any limitation or charge on the transfer and without the transfer being counted as a transfer for purposes of transfer limitations and fees.

If you do not exercise this free transfer right prior to the Liquidation Date, any Contract Value you have allocated to the Portfolio on the Liquidation Date automatically will be transferred to the AZL® Russell 1000 Value Index Fund, Class 2 (the “Destination Fund”) by Allianz Life of NY (the “Substitution”). For your convenience, a prospectus for the Destination Fund follows this notice.

For a period of 60 days after the Substitution, you may transfer Contract Value invested in the Destination Fund into any one or more other investment options available to you under your Contract, again without any limitation or charge on transfers.

Allianz Life Insurance Company of New York, 28 Liberty Street, 38th Floor, New York, NY 10005-1422. www.allianzlife.com/new-york

ENT-1135-B-NY	(R-2/2016)

Any transfers you make pursuant to these free transfer rights will be subject to the restrictions on investment option allocations set forth in your Contract. Your free transfer will not count as one of the limited number of transfers permitted in a year free of charge, and Allianz Life of NY will not impose any additional transfer restrictions on this transfer. Except for limitations imposed by a living benefit rider, or as described in the market timing limitations of the prospectus, we will not exercise any rights reserved under the Contracts to impose additional restrictions on transfers out of the Portfolio, prior to the Substitution, or the Destination Fund, during the free transfer period following the Substitution.

You will not incur any fees or charges as a result of the liquidation or the Substitution. Your rights and Allianz Life of NY obligations, under your Contract will not be altered in any way by the liquidation or Substitution. The liquidation and Substitution will not cause the contract fees or charges to be greater after the Substitution and will not impose any tax liability on you.

You should consider consulting with your financial professional to discuss your options for transferring any Contract Value you have allocated to the Portfolio to other investment options available under your Contract. To transfer your Contract Value among investment options, you may contact our Service Center at 800.624.0197, or visit our website at www.allianzlife.com/newyork.

This notice supplements certain information contained in the prospectus for your Contract and should be attached to your Contract prospectus and retained for future reference.

If you do not transfer your Contract Value prior to the Liquidation Date, Allianz Life of NY will send you an additional notice shortly following the Substitution. The post-substitution notice will remind you of your right, for a period of 60 days following the liquidation, to transfer from the Destination Fund into one or more other investment options available to you under your Contract.

Your vote is important. Please read the enclosed proxy materials carefully, then complete, date, and sign the enclosed Voting Instruction Card. If you have questions or would like to receive a prospectus for the investment options available under your Contract, call our Service Center at 800.624.0197, or visit our website at www.allianzlife.com/new-york.

Variable annuity contracts are issued by Allianz Life Insurance Company of New York, 38 Liberty Street, New York, NY 10005-1422 and are distributed by its affiliate, Allianz Life Financial Services, LLC, member FINRA, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. www.allianzlife.com/new-york

Allianz Life Insurance Company of New York, 28 Liberty Street, 38th Floor, New York, NY 10005-1422. www.allianzlife.com/new-york

ENT-1135-B-NY	(R-2/2016)

Summary Prospectus	AZL® Russell 1000 Value Index Fund, Class 1 and Class 2

May 1, 2017

AZL® Russell 1000 Value Index Fund, Class 1 and Class 2

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”) and other information about the Fund online at www.allianzlife.com/azlfunds. You can also get this information at no cost by calling 1-800-624-0197 or by sending an email request to variableannuity@send.allianzlife.com. The Fund’s Prospectus and SAI, both dated May 1, 2017, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks to match the total return of the Russell 1000® Value Index.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fee	0.44%	0.44%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.08%	0.08%

Total Annual Portfolio Operating Expenses(1)	0.52%	0.77%
Fee Waiver(2)	-0.05%	-0.05%

Total Annual Fund Operating Expenses After Fee Waiver(2)	0.47%	0.72%

(1)	The Total Annual Fund Operating Expenses have been restated and differ from the ratios of net expenses to average net assets given in the Fund’s annual report, which does not reflect current expenses of the Fund.
(2)	The Manager and the Fund have entered into a written agreement reducing the management fee to 0.39% through at least April 30, 2018, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver agreement for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$48	$162	$286	$648
Class 2	$74	$241	$423	$949

The Allianz Variable Insurance Products Trust

Summary Prospectus	AZL® Russell 1000 Value Index Fund, Class 1 and Class 2

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 131% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund normally invests in all stocks in the Russell 1000® Value Index (the “Index”) in proportion to their weighting in the Index. The subadviser attempts to have a correlation between the Fund’s performance and that of the Index of at least 0.95 before expenses. A correlation of 1.00 would mean that the Fund and the Index were perfectly correlated.

The Index is an unmanaged index composed of companies on the Russell 1000® Index which exhibit lower price-to-book ratios and lower expected growth values. The Russell 1000® Index is itself composed of approximately 1,000 of the largest securities on the Russell 3000® Index, based on a combination of their market cap and current index membership. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

In seeking to match the performance of the Index, the subadviser uses a passive management approach and purchases all or a representative sample of the stocks comprising the Index. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of securities of companies included in the Russell 1000 Value Index or in derivative instruments linked to that Index, primarily stock index futures contracts. The subadviser also may use stock index futures as a substitute for the sale or purchase of securities. Because the Fund has expenses, performance will tend to be slightly lower than that of the target benchmark.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Value Stocks Risk Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations. Value stocks may lose favor with investors, or their valuations may not improve as anticipated.

•	Index Fund Risk The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Derivatives Risk Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and since its inception compare with those of a broad-based measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

The Allianz Variable Insurance Products Trust

Summary Prospectus	AZL® Russell 1000 Value Index Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Calendar Year Total Return

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q4, 2011)	12.85%
Lowest (Q3, 2011)	-16.24%

Average Annual Total Returns

			Since Inception
	One Year Ended	Five Years Ended	(Class 1 – 10/14/2016
	December 31, 2016	December 31, 2016	and Class 2 – 4/30/2010)
AZL® Russell 1000 Value Index Fund (Class 1)	N/A	N/A	7.90%+
AZL® Russell 1000 Value Index Fund (Class 2)	16.15%	13.90%	11.00%
Russell 1000® Value Index*	17.34%	14.80%	11.86%

+	Cumulative return
*	Reflects no deduction for fees, expenses, or taxes. The since inception performance data for the Russell 1000® Value Index is calculated from 4/30/2010.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

BlackRock Investment Management, LLC serves as the subadviser to the Fund.

The portfolio managers for the Fund are: Greg Savage, Managing Director, since May 2011, Alan Mason, Managing Director, since February 2014, Creighton Jue, Managing Director, since April 2015, and Rachel Aguirre, Director, since April 2015.

Tax Information

Shares of the Funds are sold exclusively to the separate accounts of certain insurance companies in connection with particular variable annuity and variable life insurance contracts (the “Contracts”). Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in the Contract. You should refer to your Contract prospectus for further information regarding the tax treatment of the Contract and the separate accounts in which the Contract is invested.

The Allianz Variable Insurance Products Trust

Summary Prospectus	AZL® Russell 1000 Value Index Fund, Class 1 and Class 2

Financial Intermediary Compensation

Shares of the Funds are sold exclusively to certain insurance companies in connection with particular Contracts. The Trust and its related companies may pay such insurance companies (or their related companies) for the sale of shares of the Funds and related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the Contracts for the sale of shares of the Funds and related services. When received by an insurance company, such payments may be a factor that the insurance companies consider in including a Fund as an investment option in the Contracts. The prospectus or other disclosures relating to a Contract may contain additional information about these payments. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in the Contracts. Ask the salesperson or visit the financial intermediary’s website for more information.

The Allianz Variable Insurance Products Trust

Dear Allianz Contract Owner:

We are sending you this notice in connection with the proposed liquidation of NFJ Dividend Value Portfolio (the “Portfolio”), a series of Premier Multi-Series VIT. As the owner of a variable annuity contract (a “Contract”) with Contract Value allocated to the Portfolio through a separate account (Allianz Life Variable Account B) established by Allianz Life Insurance Company of North America (“Allianz Life®”), you are entitled to instruct Allianz Life how to vote the Portfolio shares related to your interest in those accounts as of the close of business on January 29, 2018. We are asking you to submit your voting instruction card (attached hereto with other informational materials) for this matter.

As explained in the enclosed proxy materials, the Board of Trustees of Premier Multi-Series VIT voted to approve a plan (the “Plan”) to liquidate and dissolve the Portfolio and to submit the Plan to shareholders for approval. To complete its liquidation according to the Plan, the Portfolio must obtain the consent of its shareholders. The Portfolio’s shareholders are the separate accounts established by Allianz Life and other affiliated insurance companies for the purpose of investing variable annuity Contract Values in the Portfolio. Under current law, contract owners with Contract Value allocated to the Portfolio have the right to instruct the insurance company how to vote their proportionate interest in the shares of the Portfolio owned by the insurance company separate accounts.

If approved by Portfolio shareholders, the Plan is expected to become effective at the close of business on or about April 20, 2018 or such other date as may be determined by the President of Premier Multi-Series VIT, at which time the liquidation will occur (the “Liquidation Date”). To assist you in providing your instructions, a voting instruction card is enclosed. In addition, you will also find enclosed a Notice of Special Meeting of Shareholders and a Proxy Statement, which describe in detail the matters to be voted on at the Special Meeting of Shareholders.

From the date of this notice through the Liquidation Date, you are permitted to transfer all or a portion of your Contract value invested in any subaccount investing in the Portfolio into other available investment options available to you under your Contract, without any limitation or charge on the transfer and without the transfer being counted as a transfer for purposes of transfer limitations and fees.

If you do not exercise this free transfer right prior to the Liquidation Date, any Contract Value you have allocated to the Portfolio on the Liquidation Date automatically will be transferred to the AZL® Russell 1000 Value Index Fund, Class 2 (the “Destination Fund”) by Allianz Life (the “Substitution”). For your convenience, a prospectus for the Destination Fund follows this notice.

For a period of 60 days after the Substitution, you may transfer Contract Value invested in the Destination Fund into any one or more other investment options available to you under your Contract, again without any limitation or charge on transfers.

Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. www.allianzlife.com

ENT-1135-B	(R-5/2014)

Any transfers you make pursuant to these free transfer rights will be subject to the restrictions on investment option allocations set forth in your Contract. Your free transfer will not count as one of the limited number of transfers permitted in a year free of charge, and Allianz Life will not impose any additional transfer restrictions on this transfer. Except for limitations imposed by a living benefit rider, or as described in the market timing limitations of the prospectus, we will not exercise any rights reserved under the Contracts to impose additional restrictions on transfers out of the Portfolio, prior to the Substitution, or the Destination Fund, during the free transfer period following the Substitution.

You will not incur any fees or charges as a result of the liquidation or the Substitution. Your rights, and Allianz Life’s obligations, under your Contract will not be altered in any way by the liquidation or Substitution. The liquidation and Substitution will not cause the contract fees or charges to be greater after the Substitution and will not impose any tax liability on you.

You should consider consulting with your financial professional to discuss your options for transferring any Contract value you have allocated to the Portfolio to other investment options available under your Contract. To transfer your Contract value among investment options, you may contact our Service Center at 800.624.0197, or visit our website at www.allianzlife.com.

This notice supplements certain information contained in the prospectus for your Contract and should be attached to your Contract prospectus and retained for future reference.

If you do not transfer your Contract Value prior to the Liquidation Date, Allianz Life will send you an additional notice shortly following the Substitution. The post-substitution notice will remind you of your right, for a period of 60 days following the liquidation, to transfer from the Destination Fund into one or more other investment options available to you under your Contract.

Your vote is important. Please read the enclosed proxy materials carefully, then complete, date, and sign the enclosed Voting Instruction Card. If you have questions or would like to receive a prospectus for the investment options available under your Contract, call our Service Center at 800.624.0197, or visit our website at www.allianzlife.com.

Variable annuity contracts are issued by Allianz Life Insurance Company of North America (Allianz) and distributed by its affiliate, Allianz Life Financial Services, LLC, member FINRA, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. www.allianzlife.com

Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. www.allianzlife.com

ENT-1135-B	(R-5/2014)

Summary Prospectus	AZL® Russell 1000 Value Index Fund, Class 1 and Class 2

May 1, 2017

AZL® Russell 1000 Value Index Fund, Class 1 and Class 2

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”) and other information about the Fund online at www.allianzlife.com/azlfunds. You can also get this information at no cost by calling 1-800-624-0197 or by sending an email request to variableannuity@send.allianzlife.com. The Fund’s Prospectus and SAI, both dated May 1, 2017, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks to match the total return of the Russell 1000® Value Index.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fee	0.44%	0.44%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.08%	0.08%

Total Annual Portfolio Operating Expenses(1)	0.52%	0.77%
Fee Waiver(2)	-0.05%	-0.05%

Total Annual Fund Operating Expenses After Fee Waiver(2)	0.47%	0.72%

(1)	The Total Annual Fund Operating Expenses have been restated and differ from the ratios of net expenses to average net assets given in the Fund’s annual report, which does not reflect current expenses of the Fund.
(2)	The Manager and the Fund have entered into a written agreement reducing the management fee to 0.39% through at least April 30, 2018, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver agreement for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$48	$162	$286	$648
Class 2	$74	$241	$423	$949

The Allianz Variable Insurance Products Trust

1

Summary Prospectus	AZL® Russell 1000 Value Index Fund, Class 1 and Class 2

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 131% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund normally invests in all stocks in the Russell 1000® Value Index (the “Index”) in proportion to their weighting in the Index. The subadviser attempts to have a correlation between the Fund’s performance and that of the Index of at least 0.95 before expenses. A correlation of 1.00 would mean that the Fund and the Index were perfectly correlated.

The Index is an unmanaged index composed of companies on the Russell 1000® Index which exhibit lower price-to-book ratios and lower expected growth values. The Russell 1000® Index is itself composed of approximately 1,000 of the largest securities on the Russell 3000® Index, based on a combination of their market cap and current index membership. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

In seeking to match the performance of the Index, the subadviser uses a passive management approach and purchases all or a representative sample of the stocks comprising the Index. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of securities of companies included in the Russell 1000 Value Index or in derivative instruments linked to that Index, primarily stock index futures contracts. The subadviser also may use stock index futures as a substitute for the sale or purchase of securities. Because the Fund has expenses, performance will tend to be slightly lower than that of the target benchmark.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Value Stocks Risk Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations. Value stocks may lose favor with investors, or their valuations may not improve as anticipated.

•	Index Fund Risk The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Derivatives Risk Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and since its inception compare with those of a broad-based measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

The Allianz Variable Insurance Products Trust

2

Summary Prospectus	AZL® Russell 1000 Value Index Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Calendar Year Total Return

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q4, 2011)	12.85%
Lowest (Q3, 2011)	-16.24%

Average Annual Total Returns

	One Year Ended December 31, 2016	Five Years Ended December 31, 2016	Since Inception (Class 1 – 10/14/2016 and Class 2 – 4/30/2010)
AZL® Russell 1000 Value Index Fund (Class 1)	N/A	N/A	7.90%+
AZL® Russell 1000 Value Index Fund (Class 2)	16.15%	13.90%	11.00%
Russell 1000® Value Index*	17.34%	14.80%	11.86%

+	Cumulative return
*	Reflects no deduction for fees, expenses, or taxes. The since inception performance data for the Russell 1000® Value Index is calculated from 4/30/2010.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.

BlackRock Investment Management, LLC serves as the subadviser to the Fund.

The portfolio managers for the Fund are: Greg Savage, Managing Director, since May 2011, Alan Mason, Managing Director, since February 2014, Creighton Jue, Managing Director, since April 2015, and Rachel Aguirre, Director, since April 2015.

Tax Information

Shares of the Funds are sold exclusively to the separate accounts of certain insurance companies in connection with particular variable annuity and variable life insurance contracts (the “Contracts”). Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in the Contract. You should refer to your Contract prospectus for further information regarding the tax treatment of the Contract and the separate accounts in which the Contract is invested.

The Allianz Variable Insurance Products Trust

3

Summary Prospectus	AZL® Russell 1000 Value Index Fund, Class 1 and Class 2

Financial Intermediary Compensation

Shares of the Funds are sold exclusively to certain insurance companies in connection with particular Contracts. The Trust and its related companies may pay such insurance companies (or their related companies) for the sale of shares of the Funds and related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the Contracts for the sale of shares of the Funds and related services. When received by an insurance company, such payments may be a factor that the insurance companies consider in including a Fund as an investment option in the Contracts. The prospectus or other disclosures relating to a Contract may contain additional information about these payments. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in the Contracts. Ask the salesperson or visit the financial intermediary’s website for more information.

The Allianz Variable Insurance Products Trust

4